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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 28, 1999


                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                  ------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-51279                   13-3633241
         --------                    ---------                   ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


 245 Park Avenue
 New York, New York                                               10167
 ------------------                                               -----
 (Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000

Item 5.  Other Events.
         ------------

                  On or about December 29, 1999, the Registrant will cause the issuance and sale of approximately $82,751,959 initial principal amount of Pass-Through Certificates, Series 1999-5 (the "Certificates") pursuant to a Pooling Agreement to be dated as of December 1, 1999, among the Registrant as seller and U.S. Bank Trust National Association as trustee.

                  In connection with the sale of the Series 1999-5, Class A-1, Class A-2, Class A-3, Class PO and Class R Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-51279, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage pass-through securities underlying the Underwritten Certificates (the "Underlying Pooled Certificates") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Underlying Pooled Certificates will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits


         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------



                     ITEM 601(A) OF
                     REGULATION S-K
EXHIBIT NO.           EXHIBIT NO.                     DESCRIPTION
-----------           -----------                     -----------
     1                     99            Computational Materials--Computational
                                         Materials (as defined in Item 5) that
                                         have been provided by the Underwriter
                                         to certain prospective purchasers of
                                         Structured Asset Mortgage Investors
                                         Inc. Pass-Through Certificates, Series
                                         1999-5 (filed in paper pursuant to the
                                         automatic SEC exemption pursuant to
                                         Release 33-7427, August 7, 1997)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                STRUCTURED ASSET MORTGAGE
                                                INVESTMENTS INC.

                                                By: /s/ Joseph T. Jurkowski, Jr.
                                                    ----------------------------
                                                Name:   Joseph T. Jurkowski, Jr.
                                                Title:  Vice President/Secretary




Dated: December 30, 1999